UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2021

CBRE ACQUISITION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39798	85-3448396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 McKinney Avenue Suite 1250 Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

(214) 979-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of one redeemable warrant	CBAH.U	New York Stock Exchange
Class A Common Stock included as part of the SAILSM securities	CBAH	New York Stock Exchange
Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.00	CBAH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is the investor presentation to be used by CBRE Acquisition Holdings, Inc., a Delaware corporation (“CBAH”) in making presentations to certain analysts and existing and potential stockholders of CBAH on September 28, 2021. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Additional Information

In connection with the Proposed Transaction (as defined below), CBAH filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2021 and amended on September 23, 2021 a registration statement on Form S-4 (the “Registration Statement”) that includes a proxy statement for the stockholders of CBAH that also constitutes a prospectus with respect to the shares of CBAH common stock to be offered and sold to the stockholders of Altus Power, Inc., a Delaware corporation (“Altus Power”). CBAH urges investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about CBAH, Altus Power and the Proposed Transactions. After the Registration Statement is declared effective, the definitive proxy statement/prospectus to be included in the Registration Statement will be mailed to stockholders of CBAH as of a record date to be established for voting on the Proposed Transactions. Stockholders will also be able to obtain a copy of the proxy statement/prospectus, without charge by directing a request to: CBRE Acquisition Holdings, Inc., 2100 McKinney Avenue, Suite 1250, Dallas, TX 75201. The preliminary and definitive proxy statement/prospectus to be included in the Registration Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the planned business combination between Altus Power and CBAH (the “Business Combination”) and the other transactions contemplated by the business combination agreement entered into by Altus Power and CBAH (the “Business Combination Agreement”) and shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

CBAH, Altus Power and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of CBAH’s stockholders with respect to the approval of the Business Combination. CBAH and Altus Power urge investors, stockholders and other interested persons to read the Registration Statement, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and exhibits thereto, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about Altus Power, CBAH and the Business Combination. Information regarding CBAH’s directors and officers and a description of their interests in CBAH is contained in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to the use of proceeds for the new credit facility and analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to CBAH’s and Altus Power’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the timing of the Business Combination, the business plans, objectives, expectations and intentions of CBAH once the Business Combination and the other transactions contemplated thereby (the “Proposed Transactions”) and change of name are complete (“New Altus”), and New Altus’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on CBAH’s or Altus Power’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside CBAH’s or Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the inability to complete the Proposed Transactions due to the failure to obtain approval of the stockholders of CBAH or Altus Power or other conditions to closing in the Business Combination Agreement; (3) the ability of New Altus to meet NYSE’s listing standards (or the standards of any other securities exchange on which securities of the public entity are listed) following the Business Combination; (4) the inability to complete the private placement of common stock of CBAH to certain institutional accredited investors; (5) the risk that the announcement and consummation of the Proposed Transactions disrupts Altus Power’s current plans and operations; (6) the ability to recognize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, competition, the ability of New Altus to grow and manage growth profitably, maintain relationships with customers, business partners, suppliers and agents and retain its management and key employees; (7) costs related to the Proposed Transactions; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Proposed Transactions; (9) the possibility that Altus Power and New Altus may be adversely affected by other economic, business, regulatory and/or competitive factors; (10) the impact of COVID-19 on Altus Power’s and New Altus’s business and/or the ability of the parties to complete the Proposed Transactions; (11) the outcome of any legal proceedings that may be instituted against CBAH, Altus Power, New Altus or any of their respective directors or officers, following the announcement of the Proposed Transactions; and (12) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments.

Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Registration Statement and CBAH’s proxy statement/prospectus when available. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and CBAH and Altus Power undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in CBAH and is not intended to form the basis of an investment decision in CBAH. All subsequent written and oral forward-looking statements concerning CBAH and Altus Power, the Proposed Transactions or other matters and attributable to CBAH and Altus Power or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Non-GAAP Financial Measure and Related Information

The exhibit to this Current Report on Form 8-K references EBITDA and EBITDA margin, which are financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures do not have a standardized meaning, and the definition of EBITDA used by Altus Power may be different from other, similarly named non-GAAP measures used by others. In addition, such financial information is unaudited and does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by Altus Power with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	Investor Presentation, dated September 28, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 28, 2021

CBRE ACQUISITION HOLDINGS, INC.

By:	/s/ Cash J. Smith
Name:	Cash J. Smith
Title:	Chief Financial Officer